                                                                  Exhibit 10.27


                              Dated June 16, 1997
                              -------------------





                          (1) THE UNIVERSITY OF OXFORD

                        (2) THE MEDICAL RESEARCH COUNCIL

                               (3) LEUKOSITE, INC.

                           (4) LEUKOSITE (UK) LIMITED




--------------------------------------------------------------------------------

                               DEED OF ASSUMPTION

--------------------------------------------------------------------------------










                                MARRIOTT HARRISON
                                   Solicitors
                              12 Great James Street
                                 London WC1N 3DR

                               Tel: 0171 209 2000
                               Fax: 0171 209 2001


                               REF: DJFI/DJ70519A

THIS DEED is made on June 16, 1997


BETWEEN:
--------

1. THE CHANCELLOR, MASTERS AND SCHOLARS OF THE UNIVERSITY OF OXFORD whose administrative offices are at Wellington Square, Oxford OX1 2JD, England ("the University");

2. THE MEDICAL RESEARCH COUNCIL of 20 Park Crescent, London W1N 4AL, England ("the MRC");

3. LEUKOSITE, INC. a Delaware Corporation, whose principal place of business is at 215 First Street, Cambridge, Massachusetts 02142, USA ("LeukoSite (US)");

4. LEUKOSITE (UK) LIMITED (Registered No. 3347775) whose registered office is at 12 Great James Street, London WC1N 3DR, England ("LeukoSite
         (UK)").

WHEREAS:
--------

A. On 6th October 1994 the University, the MRC and LeukoSite (US) ("the Continuing Parties") and LeukoSite Limited (Registered No. 2932583) entered into an Agreement for the construction and operation of a Therapeutic Antibody Centre within the University of Oxford ("Agreement").

B. On 19th March 1996 LeukoSite Limited was dissolved by the Registrar of Companies and its name removed from the Register of Companies.

C. LeukoSite (UK) wishes to take over the rights and obligations of LeukoSite Limited under the Agreement and the parties hereto wish to enter into this Deed of Assumption to enable LeukoSite (UK) to take the place of LeukoSite Limited under the Agreement.

NOW THIS DEED WITNESSETH as follows:
------------------------------------

1. The Continuing Parties agree that, notwithstanding the dissolution of LeukoSite Limited, the Agreement shall continue in full force and effect as between them for all periods both before and after the said dissolution and after the date of this Deed and each party hereby waives all rights which it may have in respect of the others as regards such dissolution.

2.       The Continuing Parties hereby agree with LeukoSite (UK) that LeukoSite
         (UK) shall be treated as a party to the Agreement with effect from the date of the Agreement with all the rights and obligations of LeukoSite Limited as though LeukoSite (UK) was originally a party to the Agreement. LeukoSite (UK) hereby agrees with the Continuing Parties to assume all the rights and obligations of LeukoSite Limited in respect of the Agreement with effect from the date of the Agreement and agrees to be bound by the same as though originally party thereto.

3. Clause 6.7 of the Agreement shall be amended in its final paragraph by deleting the reference to LeukoSite (UK) and substituting the following:

         In the case of LeukoSite (UK)

                  The Managing Director
                  LeukoSite (UK) Limited
                  12 Great James Street
                  London WC1N 3DR

                  with a copy to:

                  Gerald J. Kehoe
                  Bingham, Dana & Gould LLP
                  39 Victoria street
                  London SE1H 0EE
                  England

4. This Deed shall be governed by English law and the parties hereto agree to submit to the jurisdiction of the English Courts.

IN WITNESS whereof the parties hereto have caused this Deed to be duly executed on the day and year first above written.


EXECUTED as a Deed of                                 EXECUTED as a Deed of
THE CHANCELLOR, MASTERS                               THE MEDICAL RESEARCH COUNCIL
AND SCHOLARS OF THE
UNIVERSITY OF OXFORD

Name: Dr. M.E. Ceadel                                 Name: Martin R. Wood Ph.D.
      ----------------------------------------               --------------------------------------

Position: Senior Proctor                              Position: Head of Technology Transfer
          ------------------------------------                  -----------------------------------

Signature: /s/ M.E. Ceadel                            Signature: /s/ Martin R. Wood
           -----------------------------------                   -----------------------------------


Name: Annette M. Volfing                              Name: Graham L. Wagner
      ----------------------------------------               --------------------------------------

Position: Junior Proctor                              Position: Licensing and Agreements Manager
          ------------------------------------                  -----------------------------------

Signature: /s/ Annette M. Volfing                     Signature: /s/ Graham L. Wagner
           -----------------------------------                   -----------------------------------


EXECUTED as a Deed of                                 EXECUTED as a Deed of
LEUKOSITE, INC.                                       LEUKOSITE (UK) LIMITED


Name: Christopher Mirabelli                           Name: Christopher Mirabelli
      ----------------------------------------               --------------------------------------

Position: CEO and Director                            Position: Director
          ------------------------------------                  -----------------------------------

Signature: /s/ Christopher Mirabelli                  Signature: /s/ Christopher Mirabelli
           -----------------------------------                   -----------------------------------


Name: Augustine Lawlor                                Name:
      ----------------------------------------               ---------------------------------------

Position: Vice President of Corp. Dev. and CFO        Position:
          ------------------------------------                  ------------------------------------

Signature: /s/ Augustine Lawlor                       Signature:
           -----------------------------------                   -----------------------------------

